EXHIBIT 24.1

                                POWER OF ATTORNEY

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints William T. Monahan, Jill
D. Burchill and Carolyn A. Bates, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-8 of Imation Corp., and any and all amendments thereto, including post-effective amendments, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.

              Name                                         Title                             Date
              ----                                         -----                             ----
/s/ William T. Monahan                          Chairman, President, Chief             October 31, 1996
-------------------------------------
William T. Monahan                              Executive Officer and Director
                                                (principal executive officer)

/s/ Jill D. Burchill                            Chief Financial Officer                October 31, 1996
-------------------------------------           (principal financial officer)
Jill D. Burchill

/s/ James R. Stewart                            Corporate Controller                   October 31, 1996
-------------------------------------           (principal accounting officer)
James R. Stewart

/s/ Lawrence E. Eaton                           Director                               October 31, 1996
-------------------------------------
Lawrence E. Eaton

/s/ Linda W. Hart                               Director                               October 31, 1996
-------------------------------------
Linda W. Hart

/s/ William W. George                           Director                               October 31, 1996
-------------------------------------
William W. George

/s/ Ronald T. LeMay                             Director                               October 31, 1996
-------------------------------------
Ronald T. LeMay

/s/ Mark A. Pulido                              Director                               October 31, 1996
-------------------------------------
Mark A. Pulido

/s/ Daryl J. White                              Director                               October 31, 1996
-------------------------------------
Daryl J. White